VANGUARD
MORGAN GROWTH
FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    CONTENTS
                         A MESSAGE TO OUR SHAREHOLDERS
                                       1
                           THE MARKETS IN PERSPECTIVE
                                       3
                            REPORT FROM THE ADVISERS
                                       5
                              PERFORMANCE SUMMARY
                                       7
                                  FUND PROFILE
                                       8
                              FINANCIAL STATEMENTS
                                       10

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 20.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]

JOHN J. BRENNAN          JOHN C. BOGLE
CHAIRMAN & CEO           SENIOR CHAIRMAN

During a prosperous six-month period for equities, Vanguard Morgan Growth Fund posted a hearty +14.3% return for the first half of its fiscal year. As shown in the table below, its gain handily exceeded those of the average growth fund and its unmanaged benchmarks, the Standard & Poor's 500 Index and the Growth Fund Stock Index.
         The fund's return is based on an increase in net asset value from $19.72 per share on December 31, 1998, to $21.87 per share on June 30, 1999, and is adjusted for a distribution of $0.60 per share paid from net realized capital gains.

THE PERIOD IN REVIEW
The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.
         The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for the cyclicals and other "value" stocks that had lagged the market not just in the first quarter but for much of the last five years. During the first quarter, the growth stocks in the S&P 500 Index outpaced the value stocks--those characterized by above-average dividend yields and below-average price/earnings ratios. However, the situation reversed during the second quarter, and for the half-year, while growth stocks were up +11.0%, value stocks carried the day with a gain of +14.0%.
         Also rebounding vigorously were small-capitalization stocks, which had trailed far behind large-caps in recent years. The small-cap Russell 2000 Index nicely outpaced the S&P 500 during the second quarter, although it trailed the large-cap index for the half-year, +9.3% to +12.4%.
         Interest rates held steady in January, but rose throughout the rest of the period. By June 30, yields on U.S. Treasury notes and bonds were higher by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%.

------------------------------------------------------------
                                             TOTAL RETURNS
                                           SIX MONTHS ENDED
                                             JUNE 30, 1999
------------------------------------------------------------
Vanguard Morgan Growth Fund                          +14.3%
------------------------------------------------------------
Average Growth Fund                                  +11.7%
------------------------------------------------------------
S&P 500 Index                                        +12.4%
------------------------------------------------------------
Growth Fund Stock Index*                             +12.8
------------------------------------------------------------
*Reflects the average common stock holdings of the 50 largest growth-oriented mutual funds.

PERFORMANCE OVERVIEW
Despite the stock market's slight tilt toward value over growth stocks during the period, Morgan Growth Fund and its peers fared well. Your fund returned +14.3%, compared with +11.7% for the average growth fund and +12.4% for the S&P 500 Index. Our return also outpaced the +12.8% return of the Growth Fund Stock Index, an unmanaged measure that we believe is more representative of the stocks in which we invest than is the S&P 500.

----------------------------------------------------------------
                                     TOTAL ASSETS MANAGED
                                         JUNE 30, 1999
                                   -----------------------------
                                   $ MILLION       PERCENTAGE
----------------------------------------------------------------
Franklin Portfolio Associates        $1,690           41%
Wellington Management                 1,644           39
Vanguard Core Management                615           15
Cash Reserve*                           220            5
----------------------------------------------------------------
Total                                $4,169          100%
----------------------------------------------------------------
*Cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

     Morgan Growth's return was propelled by deft stock selection by our three advisers in several sectors, especially in the utilities and technology categories, where we earned returns of nearly +31%. Strong stock picks lifted our return in the consumer- discretionary arena to +22.6%, versus +14.6% for those stocks in the S&P 500. Conversely, at -14.9%, the fund's performance in the consumer-staples category was disappointing, as was our showing in the health-care sector (-11.5%). The table above shows the allocation of assets among our three advisers as of June 30.

IN SUMMARY
With different market segments jockeying back and forth for supremacy, the first six months of 1999 provided a telling example of the fickle nature of stocks. And on a grander scale, the disparity between stock and bond returns reflected the uncertainty that is part and parcel of the financial markets.
         Sticking with a balanced investment program can be trying at times, particularly when one market segment runs ahead of the others and seems to be "the only game in town." But in the long run, such a program--including stock funds, bond funds, and short-term reserves--helps investors to ride out the inevitable fluctuations that are encountered en route to your financial goals. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."



/S/                                     /S/
John C. Bogle                           John J. Brennan
Senior Chairman                         Chairman and
                                        Chief Executive Officer
July 16, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
         As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.
         Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

--------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED JUNE 30, 1999
                                          ---------------------------------
                                          6 MONTHS       1 YEAR     5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              12.4%        22.8%        27.9%
  Russell 2000 Index                          9.3          1.5         15.4
  Wilshire 5000 Index                        11.8         19.5         25.7
  MSCI EAFE Index                             4.1          7.9          8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                -1.4%         3.2%         7.8%
  Lehman 10 Year Municipal Bond Index        -1.7          2.3          6.8
  Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                    2.2          4.7          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.4%         2.0%         2.3%
--------------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.
         Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

         Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
         Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
         Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
         Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

REPORT FROM THE ADVISERS

[PHOTO]

The first half of 1999 was a rewarding period for Vanguard Morgan Growth Fund. Our 14.3% return during the six months ended June 30 exceeded the returns of the average growth stock fund and the Growth Fund Stock Index by 2.6 and 1.5 percentage points, respectively.
         The rise in stock prices and in interest rates during the past half-year has put stocks at stretched valuations, and we continue to be surprised by the market's resiliency. In such an environment, it is hard to find many bargains.
         Historically, periods of tightening by the Federal Reserve Board, such as we appear to be entering, have not been good for the financial-services sector, the housing market, and highly leveraged companies. On the other hand, the improving global growth picture should benefit areas that are more sensitive to ups and downs in economic activity, including the industrial sector and some parts of the technology sector.
         A broadening in the stock market, especially during the second quarter, was helpful. Before this expansion of investors' focus, the market's performance had been dominated by the very largest stocks within the S&P 500. Although many of these issues were growth stocks--and several were holdings of Morgan Growth Fund--our stake in this group of very large stocks was smaller than their weighting in the index.
         The industry groups where our stock selections added the most value versus our benchmarks during the half-year were consumer discretionary (up about 23% versus 15% for the S&P 500 Index), utilities (a return of about 31% versus 14% for the index), and technology (up about 31% for the fund, 24% for the index). Our relative performance was also aided by our lighter stake (4% of fund assets, on average, versus nearly 9% for the index) in consumer-staples stocks, the worst-performing major industry group within the S&P 500 during the period. An area in which our stock selections performed poorly was health care, where our holdings returned about -12%, versus -2% for the index's health-care stocks.
         There have been no large changes in our industry weightings since we last reported to you six months ago. The biggest shifts, as a percentage of our stock holdings, were in technology (up 2.9 percentage points); the catch-all "other" category (up 2.3 percentage points); and in the health-care and consumer-staples sectors (down 2.0 percentage points each).
         Among our ten largest holdings, AT&T and Tele-Communications merged, and we trimmed our positions in The Gap and Fannie Mae. New to the list of the fund's ten largest holdings are Lucent Technologies, MCI WorldCom, and Tyco International. Other significant purchases included the additions of Corning, whose big fiber-optics business makes it a telecommunications play; Illinois Tool Works, a superbly run global manufacturer with leadership positions in many niche markets; and Boston Scientific, a fast-growing maker of medical devices. America Online, which had been our second-largest holding

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------
six months ago, is now number four. We reduced our AOL stake to lower the fund's overall risk profile. Given the stock's hot performance during the half-year (up 42%), the cutback hurt our performance relative to our benchmark index.
         We sold a number of stocks in the consumer-discretionary and consumer-staples groups. Volume growth has been sluggish, at best, for Coca-Cola and PepsiCo. We eliminated our position in Barnes & Noble, reasoning that its being a distant number two on the Internet to Amazon.com, while being saddled with a lot of bricks and mortar, might not augur success. We sold CVS, which had been a great long-term winner for us but whose momentum might be slowing. Whole Foods Market, an interesting concept as an alternative to traditional supermarkets, was sold because of concerns about the capability of its management. We eliminated our stake in Papa John's, which had done well for us but may be headed toward long-term saturation.
         Morgan Growth Fund's three advisers select stocks for the fund independently, though they share a common goal of long-term growth in capital. The following are brief descriptions of the advisers' strategies.

FRANKLIN PORTFOLIO ASSOCIATES
Franklin uses an array of computer models to analyze some 3,500 stocks in search of issues that appear to be undervalued. Franklin considers the economic cycle and ranks securities based on three key analyses: fundamental momentum, which seeks to identify companies with relatively strong near-term business prospects; relative value, which searches out stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management's portfolio manager seeks to identify companies with above -average prospects for growth, especially in industries undergoing fundamentalchanges. The investment process is supported by in-depth, company -by-company examinations and evaluations by more than 30 global industry analysts.

VANGUARD CORE MANAGEMENT GROUP
Vanguard Core Management Group uses computer models to rank some 3,000 stocks by a variety of measures, including cash flow, relative value, and share-price momentum. Overall rankings are based on weights assigned to the various measures. A portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index, which reflects the average common stock holdings of the 50 largest growth-oriented mutual funds, in such key characteristics as market capitalization and diversification among industry sectors.

Franklin Portfolio Associates
Wellington Management Company, LLP
Vanguard Core Management Group

July 14, 1999

PERFORMANCE SUMMARY
MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-JUNE 30, 1999
--------------------------------------------------------------------------------
                           MORGAN GROWTH FUND                   S&P 500
FISCAL            CAPITAL         INCOME         TOTAL            TOTAL
YEAR               RETURN         RETURN        RETURN           RETURN
--------------------------------------------------------------------------------
1979                15.3%           3.5%         18.8%            18.4%
1980                30.5            4.2          34.7             32.4
1981                -7.1            2.3          -4.8             -4.9
1982                24.1            3.6          27.7             21.5
1983                25.8            2.6          28.4             22.5
1984                -8.1            2.0          -6.1              6.3
1985                27.5            2.8          30.3             31.8
1986                 4.2            3.6           7.8             18.7
1987                 3.3            1.7           5.0              5.3
1988                19.8            2.5          22.3             16.6
1989                19.9            2.8          22.7             31.7

--------------------------------------------------------------------------------
                          MORGAN GROWTH FUND                   S&P 500
FISCAL            CAPITAL         INCOME         TOTAL            TOTAL
YEAR               RETURN         RETURN        RETURN           RETURN
--------------------------------------------------------------------------------
1990                -4.4%           2.9%         -1.5%            -3.1%
1991                26.3            3.0          29.3             30.5
1992                 8.1            1.4           9.5              7.6
1993                 5.9            1.4           7.3             10.1
1994                -2.9            1.2          -1.7              1.3
1995                34.6            1.4          36.0             37.6
1996                22.3            1.0          23.3             23.0
1997                29.7            1.1          30.8             33.4
1998                21.1            1.2          22.3             28.6
1999*               14.3            0.0          14.3             12.4
--------------------------------------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
                                                           10 YEARS
                     INCEPTION                    -----------------------------
                     DATE       1 YEAR   5 YEARS   CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Morgan Growth Fund 12/31/1968    20.25%    26.53%    15.59%     1.78%     17.37%
--------------------------------------------------------------------------------

FUND PROFILE
MORGAN GROWTH FUND


This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------
                               MORGAN        S&P 500
-----------------------------------------------------
Number of Stocks                  332            500
Median Market Cap              $22.3B         $70.1B
Price/Earnings Ratio            28.6x          29.6x
Price/Book Ratio                 4.7x           5.2x
Yield                            0.6%           1.2%
Return on Equity                18.0%          22.4%
Earnings Growth Rate            19.0%          14.8%
Foreign Holdings                 5.8%           1.6%
Turnover Rate                    73%*             --
Expense Ratio                  0.44%*             --
Cash Reserves                    1.7%             --

*Annualized.

INVESTMENT FOCUS
----------------
[GRID]
STYLE          GROWTH
MARKET CAP     LARGE


VOLATILITY MEASURES
-----------------------------------------------------
                               MORGAN        S&P 500
-----------------------------------------------------
R-Squared                        0.90           1.00
Beta                             1.11           1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------------
AT&T Corp.-Liberty Media Class A                2.4%
Home Depot, Inc.                                2.1
Vodafone AirTouch PLC ADR                       2.0
America Online, Inc.                            2.0
Microsoft Corp.                                 1.9
Lucent Technologies, Inc.                       1.7
American International Group, Inc.              1.6
Cisco Systems, Inc.                             1.5
MCI WorldCom, Inc.                              1.4
Tyco International Ltd.                         1.3
-----------------------------------------------------
Top Ten                                        17.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                 JUNE 30, 1998              JUNE 30, 1999
                               -------------------------------------------------
                                    MORGAN           MORGAN           S&P 500
                               -------------------------------------------------
Auto & Transportation .............  2.2%             1.7%             2.5%
Consumer Discretionary............. 21.6             23.3             12.8
Consumer Staples...................  5.2              3.6              7.8
Financial Services................. 21.6             16.7             16.5
Health Care........................ 12.7             11.3             11.1
Integrated Oils....................  0.7              0.5              5.1
Other Energy.......................  3.2              1.1              1.4
Materials & Processing.............  5.3              3.1              3.5
Producer Durables..................  5.3              5.4              3.5
Technology......................... 13.0             20.0             18.9
Utilities..........................  6.3              8.6             11.3
Other..............................  2.9              4.7              5.6
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO.   The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Fund with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
MORGAN GROWTH FUND                                    SHARES           (000)
------------------------------------------------------------------------------
COMMON STOCKS (93.0%)(1)
------------------------------------------------------------------------------
Auto & Transportation (1.6%)
    General Motors Corp.                             203,900     $   13,457
    Delta Air Lines, Inc.                            160,000          9,220
    Werner Enterprises, Inc.                         406,250          8,430
o   Ryanair Holdings PLC                             128,300          6,800
    Delphi Automotive
      Systems Corp.                                  278,733          5,174
    Ford Motor Co.                                    73,000          4,120
o   Navistar International Corp.                      75,800          3,790
    Burlington Northern
      Santa Fe Corp.                                 116,100          3,599
    PACCAR, Inc.                                      47,000          2,509
    Meritor Automotive, Inc.                          97,100          2,476
o   UAL Corp.                                         28,900          1,879
    Fleetwood Enterprises, Inc.                       51,900          1,372
    Tidewater Inc.                                    25,200            769
o   Alaska Air Group, Inc.                            10,200            426
    Arctic Cat, Inc.                                  27,300            244
                                                                     ------
                                                                     64,265
                                                                     ------

CONSUMER DISCRETIONARY (21.7%)
o   AT&T Corp.-Liberty Media
      Class A                                      2,720,000         99,960
    Home Depot, Inc.                               1,344,200         86,617
o   America Online, Inc.                             753,800         83,295
    The Gap, Inc.                                  1,093,725         55,096
o   Viacom Inc. Class B                            1,214,800         53,451
    Kimberly-Clark Corp.                             734,700         41,878
    Knight Ridder                                    675,300         37,099
    Wal-Mart Stores, Inc.                            735,900         35,507
o   Federated Department
      Stores, Inc.                                   510,500         27,025
o   Outdoor Systems, Inc.                            685,000         25,002
    Dayton Hudson Corp.                              379,000         24,635

------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                      SHARES          (000)
------------------------------------------------------------------------------
o   Bed Bath & Beyond, Inc.                          550,000     $   21,175
o   Univision Communications Inc.                    246,900         16,295
    Hasbro, Inc.                                     581,350         16,241
    R.R. Donnelley & Sons Co.                        420,700         15,592
o   Tricon Global Restaurants, Inc.                  276,300         14,955
    Gannett Co., Inc.                                198,000         14,132
    The Walt Disney Co.                              450,000         13,866
    Premark International, Inc.                      334,100         12,529
o   Chancellor Media Corp.                           225,000         12,403
    Whirlpool Corp.                                  164,000         12,136
    E.W. Scripps Co. Class A                         225,000         10,702
    Darden Restaurants Inc.                          402,100          8,771
o   Electronic Arts Inc.                             148,500          8,056
    May Department Stores Co.                        191,700          7,836
o   Clear Channel
      Communications, Inc.                           100,000          6,894
    News Corp. Ltd. Pfd. ADR                         205,000          6,470
    McDonald's Corp.                                 151,000          6,238
    TJX Cos., Inc.                                   182,000          6,063
    Stewart Enterprises, Inc.
      Class A                                        415,000          6,043
    Time Warner, Inc.                                 81,000          5,954
o   Valassis Communications, Inc.                    157,050          5,752
    Central Newspapers, Inc.                         150,000          5,644
o   Capstar Broadcasting Corp.                       200,000          5,475
o   AnnTaylor Stores Corp.                           120,700          5,431
o   Furniture Brands
      International Inc.                             187,400          5,224
o   TV Guide, Inc.                                   139,000          5,091
o   Best Buy Co., Inc.                                74,300          5,015
o   Brinker International, Inc.                      184,000          5,002
o   Yahoo!, Inc.                                      27,600          4,754
    Tiffany & Co.                                     48,200          4,651
o   AutoNation, Inc.                                 229,300          4,084

------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                      SHARES          (000)
------------------------------------------------------------------------------
o   Select Appointments
      (Holdings) PLC                                 168,000     $   4,032
    Eastman Kodak Co.                                 58,300         3,950
    Sears, Roebuck & Co.                              88,000         3,922
o   Iron Mountain, Inc.                              128,300         3,673
o   HomeBase, Inc.                                   556,800         3,515
    Hertz Corp. Class A                               55,600         3,447
o   Snyder Communications, Inc.                      105,200         3,445
o   Kmart Corp.                                      204,400         3,360
o   Office Depot, Inc.                               141,000         3,111
    Ethan Allen Interiors, Inc.                       80,850         3,052
    Maytag Corp.                                      40,300         2,808
    American Greetings Corp.
      Class A                                         90,500         2,726
    Tandy Corp.                                       55,200         2,698
    Ross Stores, Inc.                                 46,600         2,347
    ServiceMaster Co.                                112,800         2,115
o   Flextech PLC                                     121,911         1,980
o   World Color Press, Inc.                           66,100         1,818
    Carnival Corp.                                    26,300         1,276
o   General Nutrition Cos., Inc.                      49,100         1,145
    Liz Claiborne, Inc.                               26,400           964
o   Neiman Marcus Group Inc.                          33,900           871
o   CDI Corp.                                         11,400           388
o   Anchor Gaming                                      1,000            48
                                                                   -------
                                                                   904,730
                                                                   -------

CONSUMER STAPLES (3.3%)
    Philip Morris Cos., Inc.                         826,200        33,203
    IBP, Inc.                                        672,500        15,972
    H.J. Heinz Co.                                   306,000        15,338
    ConAgra, Inc.                                    560,300        14,918
o   Safeway, Inc.                                    286,700        14,192
    Albertson's, Inc.                                253,800        13,087
    Anheuser-Busch Cos., Inc.                        167,000        11,847
    Unilever NV ADR                                  129,464         9,030
    SuperValu Inc.                                   157,600         4,048
    Universal Corp.                                  102,200         2,906
    Universal Foods Corp.                             87,000         1,838
    Interstate Bakeries Corp.                         47,600         1,068
    Food Lion Inc. Class A                            61,900           735
o   The Kroger Co.                                    25,600           715
    Brown-Forman Corp. Class B                         1,000            65
                                                                   -------
                                                                   138,962
                                                                   -------

FINANCIAL SERVICES (15.7%)
    American International
      Group, Inc.                                    553,222        64,762
    Citigroup, Inc.                                1,145,850        54,428
    Morgan Stanley Dean
      Witter & Co.                                   338,200        34,666
    Freddie Mac                                      579,100        33,588
    Marsh & McLennan Cos., Inc.                      427,250        32,257
    First Data Corp.                                 650,000        31,809
    Ace, Ltd.                                        950,000        26,838
    Associates First Capital Corp.                   592,000        26,233
    Bank of America Corp.                            351,274        25,753
    The Equitable Cos.                               359,300        24,073
    Fannie Mae                                       346,100        23,665
    Golden West Financial Corp.                      232,500        22,785
    Providian Financial Corp.                        215,500        20,149
    Fleet Financial Group, Inc.                      452,400        20,075
    J.P. Morgan & Co., Inc.                          125,200        17,591


------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                      SHARES          (000)
------------------------------------------------------------------------------
    American General Corp.                           213,600     $  16,100
    Countrywide Credit
      Industries, Inc.                               335,000        14,321
    Allstate Corp.                                   382,300        13,715
    SunTrust Banks, Inc.                             170,300        11,825
o   BISYS Group, Inc.                                180,000        10,530
    Merrill Lynch & Co., Inc.                        124,600         9,960
    Heller Financial, Inc.                           350,000         9,734
    Dime Bancorp, Inc.                               474,400         9,547
o   Policy Management
      Systems Corp.                                  275,000         8,250
    National City Corp.                              121,500         7,958
    The Chase Manhattan Corp.                         85,736         7,427
    Cullen/Frost Bankers, Inc.                       224,200         6,180
o   Security Capital Group Inc. REIT
      Class B                                        405,700         5,908
    Legg Mason Inc.                                  136,666         5,262
    Bear Stearns Co., Inc.                           106,800         4,993
    BankBoston Corp.                                  94,300         4,821
    MBNA Corp.                                       150,000         4,594
    Charter One Financial                            160,200         4,456
    FINOVA Group, Inc.                                69,900         3,678
    Deluxe Corp.                                      92,300         3,594
    City National Corp.                               83,500         3,126
    Travelers Property Casualty Corp.                 74,000         2,895
    T. Rowe Price                                     74,300         2,851
    The PMI Group Inc.                                44,300         2,783
    PNC Bank Corp.                                    48,200         2,778
    AMBAC Financial Group Inc.                        42,000         2,399
    Hartford Life, Inc.                               37,600         1,979
    Franchise Finance Corp. of
      America REIT                                    84,900         1,868
    M & T Bank Corp.                                   3,300         1,815
    MGIC Investment Corp.                             32,400         1,575
    Morgan Keegan, Inc.                               77,000         1,458
    KeyCorp                                           43,200         1,388
    A.G. Edwards & Sons, Inc.                         41,600         1,342
    Sovereign Bancorp, Inc.                          102,600         1,244
    Old Republic International Corp.                  60,300         1,044
    UnionBanCal Corp.                                 28,800         1,040
o   Alleghany Corp.                                    2,500           462
                                                                   -------
                                                                   653,572
                                                                   -------
HEALTH CARE (10.5%)
    Cardinal Health, Inc.                            616,150        39,511
    Abbott Laboratories                              691,500        31,463
    AstraZeneca PLC                                  760,000        29,783
    Johnson & Johnson                                269,500        26,411
    Warner-Lambert Co.                               376,675        26,132
    PE Corp-PE Biosystems Group                      215,000        24,671
o   Pacificare Health Systems, Inc.                  329,300        23,689
    Pharmacia & Upjohn, Inc.                         389,000        22,100
o   Immunex Corp.                                    164,600        20,976
    Baxter International, Inc.                       335,000        20,309
o   Genzyme Corp.                                    405,000        19,642
    American Home Products Corp.                     280,000        16,100
o   Boston Scientific Corp.                          284,700        12,509
    Aetna Inc.                                       122,700        10,974
    Bergen Brunswig Corp. Class A                    590,000        10,177
o   Gilead Sciences, Inc.                            180,000         9,405
o   AmeriSource Health Corp.                         348,400         8,884
    United Healthcare Corp.                          106,400         6,663

--------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
   MORGAN GROWTH FUND                                 SHARES          (000)
--------------------------------------------------------------------------------
o   Covance, Inc.                                    260,300      $  6,231
o   Amgen, Inc.                                      100,200         6,100
    Merck & Co., Inc.                                 82,300         6,090
o   Millennium
      Pharmaceuticals, Inc.                          158,400         5,702
o   Human Genome Sciences, Inc.                      140,000         5,530
o   MedImmune Inc.                                    74,700         5,061
    Columbia/HCA Healthcare Corp.                    214,200         4,886
    Bristol-Myers Squibb Co.                          66,400         4,677
    Pfizer, Inc.                                      39,200         4,302
    Omnicare, Inc.                                   307,500         3,882
    Alpharma, Inc. Class A                           109,100         3,880
    C.R. Bard, Inc.                                   74,600         3,567
    Mallinckrodt, Inc.                                96,200         3,499
    Mylan Laboratories, Inc.                         127,100         3,368
o   Express Scripts                                   52,600         3,166
o   Genset ADR                                       175,000         2,734
o   Sybron International Corp.                        73,400         2,023
o   Tenet Healthcare Corp.                            69,500         1,290
o   Trigon Healthcare, Inc.                           32,900         1,197
    Schering-Plough Corp.                             13,700           726
o   First Health Group Corp.                          17,300           373
o   Triad Hospitals, Inc.                             14,315           193
o   LifePoint Hospitals, Inc.                         14,315           192
                                                                   -------
                                                                   438,068
                                                                   -------

INTEGRATED OILS (0.5%)
    USX-Marathon Group                               314,100        10,228
    Phillips Petroleum Co.                            74,300         3,738
    Mobil Corp.                                       31,600         3,128
    Exxon Corp.                                       22,000         1,697
                                                                    ------
                                                                    18,791
                                                                    ------

OTHER ENERGY (1.0%)
    Halliburton Co.                                  300,000        13,575
    Transocean Offshore, Inc.                        475,000        12,469
    Enron Corp.                                      142,700        11,666
    Ashland, Inc.                                     66,400         2,664
    Sunoco, Inc.                                      51,200         1,546
                                                                    ------
                                                                    41,920
                                                                    ------

MATERIALS & PROCESSING (2.7%)
    Engelhard Corp.                                  962,900        21,786
    Louisiana-Pacific Corp.                          841,600        19,988
    Air Products & Chemicals, Inc.                   475,000        19,119
    Owens Corning                                    319,200        10,972
    Sherwin-Williams Co.                             354,800         9,846
    Dow Chemical Co.                                  71,200         9,034
    Lafarge Corp.                                    179,800         6,372
    Archer-Daniels-Midland Co.                       331,400         5,116
    RPM Inc. (Ohio)                                  262,725         3,727
    Fluor Corp.                                       91,100         3,690
    USG Corp.                                         48,100         2,694
    The Timber Co.                                    52,300         1,321
    Homestake Mining Co.                             138,900         1,137
    Georgia Pacific Group                              8,400           398
                                                                   -------
                                                                   115,200
                                                                   -------

PRODUCER DURABLES (5.0%)
o   Lexmark International Group,
      Inc. Class A                                   622,000        41,091
    United Technologies Corp.                        350,502        25,127
    Koninklijke (Royal) Philips
      Electronics NV                                 184,000        18,561


--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                      SHARES         (000)
--------------------------------------------------------------------------------
    Centex Corp.                                     453,100     $  17,020
    Nokia Corp. A ADR                                170,000        15,566
    Ingersoll-Rand Co.                               234,450        15,151
o   American Tower Corp. Class A                     500,000        12,000
o   LAM Research Corp.                               223,200        10,421
o   Alcatel SA ADR                                   300,000         8,512
o   Crown Castle International Corp.                 400,000         8,325
o   Applied Materials, Inc.                          107,200         7,919
    Kaufman & Broad Home Corp.                       204,800         5,094
    Caterpillar, Inc.                                 72,200         4,332
o   RF Micro Devices, Inc.                            50,100         3,739
o   Andrew Corp.                                     181,851         3,444
    Herman Miller, Inc.                              108,500         2,278
o   Uniphase Corp.                                    11,500         1,909
o   Gulfstream Aerospace Corp.                        25,900         1,750
    Pulte Corp.                                       71,200         1,642
    The BFGoodrich Co.                                36,000         1,530
o   Dionex Corp.                                      26,977         1,093
    Molex, Inc.                                       22,000           814
o   Esterline Technologies Corp.                      18,600           267
                                                                   -------
                                                                   207,585
                                                                   -------

TECHNOLOGY (18.5%)
o   Microsoft Corp.                                  874,100        78,833
    Lucent Technologies, Inc.                      1,028,600        69,366
o   Cisco Systems, Inc.                              955,100        61,425
    Texas Instruments, Inc.                          326,500        47,343
o   General Instrument Corp.                         880,900        37,438
    Intel Corp.                                      540,300        32,148
    Corning, Inc.                                    420,000        29,453
    Motorola, Inc.                                   295,000        27,951
o   Analog Devices, Inc.                             530,000        26,599
o   BMC Software, Inc.                               455,000        24,570
o   ADC Telecommunications, Inc.                     508,000        23,146
o   NCR Corp.                                        446,200        21,780
o   Rational Software Corp.                          657,200        21,647
o   Tech Data Corp.                                  550,200        21,045
o   Sterling Software, Inc.                          712,100        19,004
o   QUALCOMM, Inc.                                   125,000        17,938
o   Adaptec, Inc.                                    497,600        17,571
o   Apple Computer, Inc.                             370,700        17,168
o   Ceridian Corp.                                   490,000        16,017
o   Computer Sciences Corp.                          225,000        15,567
o   Unisys Corp.                                     367,900        14,325
    International Business
      Machines Corp.                                  92,600        11,969
o   Flextronics International Ltd.                   175,000         9,713
o   Solectron Corp.                                  138,800         9,256
o   Comverse Technology, Inc.                        118,200         8,924
    Hewlett-Packard Co.                               70,600         7,095
    STMicroelectronics NV                            100,000         6,937
o   Oracle Corp.                                     177,650         6,595
o   Seagate Technology Inc.                          239,100         6,127
o   Xilinx, Inc.                                     106,700         6,109
    Computer Associates
      International, Inc.                            110,800         6,094
    EG&G, Inc.                                       169,100         6,024
    Adobe Systems, Inc.                               56,800         4,666
o   Symantec Corp.                                   170,300         4,343
o   General Motors Corp. Class H                      75,000         4,219
o   Synopsys, Inc.                                    72,900         4,023

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                      SHARES         (000)
--------------------------------------------------------------------------------
o   The SABRE Group Holdings, Inc.                    57,600      $  3,960
o   American Management
      Systems, Inc.                                  122,100         3,915
    Electronic Data Systems Corp.                     51,300         2,902
    Harris Corp.                                      70,900         2,778
o   Infoseek Corp.                                    50,000         2,397
o   Gateway, Inc.                                     38,900         2,295
o   Sun Microsystems, Inc.                            29,000         1,997
o   EMC Corp.                                         35,000         1,925
o   Micron Technology, Inc.                           34,500         1,391
o   Arrow Electronics, Inc.                           57,800         1,098
o   Parametric Technology Corp.                       66,000           916
o   Adtran, Inc.                                      15,000           546
o   Dell Computer Corp.                               11,700           433
o   Actel Corp.                                       28,800           425
o   Electronics for Imaging, Inc.                      6,000           308
    Innovex, Inc.                                     19,000           266
o   QLogic Corp.                                       1,500           198
o   Computer Horizons Corp.                           12,600           174
                                                                   -------
                                                                   770,352
                                                                   -------

UTILITIES (8.0%)
    Vodafone AirTouch PLC ADR                        427,500        84,217
o   MCI WorldCom, Inc.                               660,100        56,810
    Comcast Corp. Class A Special                  1,248,900        48,005
o   Intermedia
      Communications Inc.                            725,600        21,768
    Reliant Energy, Inc.                             520,732        14,385
o   COLT Telecom Group PLC                           680,800        14,284
o   NTL Inc.                                         121,200        10,446
    AT&T Corp.                                       185,057        10,328
    Sempra Energy                                    401,000         9,073
o   Western Wireless Corp. Class A                   328,600         8,872
o   MediaOne Group, Inc.                             108,400         8,062
    Swisscom AG ADR                                  155,000         5,948
    Bell Atlantic Corp.                               87,400         5,714
    BellSouth Corp.                                  112,200         5,259
o   McLeodUSA, Inc. Class A                           95,000         5,225
o   United International Holdings,
      Inc. Class A                                    75,000         5,072
o   United Pan-Europe
      Communications NV                               55,000         3,039
    Public Service Enterprise
      Group, Inc.                                     70,500         2,882
    ALLTEL Corp.                                      39,900         2,853
    Northern States Power Co.                        100,700         2,436
    Sprint Corp.                                      43,000         2,271
    CenturyTel, Inc.                                  50,850         2,021
    DTE Energy Co.                                    49,000         1,960
    Ameritech Corp.                                   12,900           948
    Edison International                              32,200           861
    GPU, Inc.                                         15,800           667
    Southern Co.                                      24,600           652
                                                                   -------
                                                                   334,058
                                                                   -------

OTHER (4.5%)
    Tyco International Ltd.                          593,304        56,216
    General Electric Co.                             275,300        31,109
    Johnson Controls, Inc.                           323,700        22,436
    Illinois Tool Works, Inc.                        230,000        18,860
    Crane Co.                                        408,100        12,830
    Monsanto Co.                                     290,000        11,437
    Teleflex Inc.                                    139,100         6,042


------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                      SHARES         (000)
------------------------------------------------------------------------------
    Norsk Hydro AS ADR                               155,300     $   5,940
    AlliedSignal Inc.                                 79,400         5,002
    Brunswick Corp.                                  170,700         4,758
    Minnesota Mining &
      Manufacturing Co.                               49,300         4,286
    Raytheon Co. Class B                              57,100         4,018
    Ogden Corp.                                      130,000         3,502
o   Berkshire Hathaway Class A                            37         2,549
    Raytheon Co. Class A                               1,957           135
o   Berkshire Hathaway Inc. Class B                       22            49
                                                                   -------
                                                                   189,169
                                                                   -------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $2,640,484)                                            3,876,672
------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.2%)(1)
------------------------------------------------------------------------------
FEDERAL HOME LOAN
    MORTGAGE CORP.
(2) 4.77%, 7/28/1999                              $    4,000         3,984
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 4.75%, 7/22/1999                                   7,000         6,979
U.S. TREASURY BILL
(2) 4.53%, 8/5/1999                                      700           697
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.87% 7/1/1999                                   269,697       269,697
    4.96%, 7/1/1999--Note F                           18,661        18,661
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $300,022)                                                300,018
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
    (COST $2,940,506)                                            4,176,690
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
------------------------------------------------------------------------------
Other Assets--Note C                                                30,563
Liabilities--Note F                                                (38,718)
                                                                   --------
                                                                    (8,155)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 190,588,103 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                         $4,168,535
==============================================================================
NET  ASSET  VALUE  PER  SHARE                                      $21.87
==============================================================================
*See  Note A in  Notes  to  Financial Statements.
oNon-Income-Producing Security.
(1)The fund invests a portion of its cash reserve in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 1.9%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $11,660,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

------------------------------------------------------------------------------
                                                        AMOUNT             PER
MORGAN GROWTH FUND                                       (000)           SHARE
------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid in Capital                                     $2,577,191          $13.51
Undistributed Net
    Investment Income                                   13,033             .07
Accumulated Net
    Realized Gains                                     333,517            1.75
Unrealized Appreciation--
    Note E
    Investment Securities                            1,236,184            6.49
    Futures Contracts                                    8,610             .05
------------------------------------------------------------------------------
NET ASSETS                                          $4,168,535          $21.87
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------
                                                         MORGAN GROWTH FUND
                                             SIX MONTHS ENDED JUNE 30, 1999
                                                                      (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                     $16,084
     Interest                                                        5,869
     Security Lending                                                  211
                                                                    ------
         Total Income                                               22,164
                                                                    ------
EXPENSES
     Investment Advisory Fees--Note B
         Basic Fee                                                   2,084
         Performance Adjustment                                         90
     The Vanguard Group--Note C
         Management and Administrative                               5,806
         Marketing and Distribution                                    278
     Custodian Fees                                                     51
     Auditing Fees                                                       5
     Shareholders' Reports                                              63
     Trustees' Fees and Expenses                                         3
                                                                    ------
         Total Expenses                                              8,380
         Expenses Paid Indirectly--Note C                             (239)
                                                                    ------
         Net Expenses                                                8,141
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               14,023
------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                    328,102
     Futures Contracts                                              13,143
------------------------------------------------------------------------------
REALIZED NET GAIN                                                  341,245
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                         160,042
     Futures Contracts                                               1,836
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   161,878
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $517,146
==============================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------------------------------
                                                                                MORGAN GROWTH FUND
                                                                           ----------------------------
                                                                           SIX MONTHS              YEAR
                                                                                ENDED             ENDED
                                                                        JUN. 30, 1999     DEC. 31, 1998
                                                                                (000)              (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                    $14,023            $29,623
    Realized Net Gain                                                        341,245            286,705

    Change in Unrealized Appreciation (Depreciation)                         161,878            329,112
                                                                          ------------------------------
       Net Increase in Net Assets Resulting from Operations                  517,146            645,440
                                                                          ------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         --           (30,730)

    Realized Capital Gain                                                   (109,269)          (240,911)
                                                                          ------------------------------
       Total Distributions                                                  (109,269)          (271,641)
                                                                          ------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                                   372,504            622,565
    Issued in Lieu of Cash Distributions                                     105,030            260,711
    Redeemed                                                                (272,049)          (497,205)
                                                                          ------------------------------
       Net Increase from Capital Share Transactions                          205,485            386,071
--------------------------------------------------------------------------------------------------------
    Total Increase                                                           613,362            759,870
--------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                    3,555,173          2,795,303
                                                                          ------------------------------
    End of Period                                                         $4,168,535         $3,555,173
========================================================================================================
1Shares Issued (Redeemed)
    Issued                                                                    18,277             33,834
    Issued in Lieu of Cash Distributions                                       5,329             13,960
    Redeemed                                                                 (13,341)           (26,859)
                                                                          ------------------------------
       Net Increase in Shares Outstanding                                     10,265             20,935
========================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------------------
                                                                                   MORGAN GROWTH FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD                           JUNE 30, 1999      1998      1997       1996        1995     1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $19.72    $17.54    $15.63     $14.09      $11.36   $12.01
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                   .07       .18      .160        .14         .15      .14
   Net Realized and Unrealized Gain (Loss)
     on Investments                                       2.68      3.61     4.435       3.07        3.89    (.34)
                                                          --------------------------------------------------------
     Total from Investment Operations                     2.75      3.79     4.595       3.21        4.04    (.20)
                                                          --------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     --     (.18)    (.160)      (.14)       (.15)    (.14)
   Distributions from Realized Capital Gains             (.60)    (1.43)   (2.525)     (1.53)      (1.16)    (.31)
                                                          --------------------------------------------------------
     Total Distributions                                 (.60)    (1.61)   (2.685)     (1.67)      (1.31)    (.45)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $21.87    $19.72    $17.54     $15.63      $14.09   $11.36
==================================================================================================================
TOTAL RETURN                                            14.28%    22.26%    30.81%     23.30%      35.98%   -1.67%
==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                 $4,169    $3,555    $2,795     $2,054      $1,471   $1,075
   Ratio of Total Expenses to
     Average Net Assets                                 0.44%*     0.44%     0.48%      0.51%       0.49%    0.50%
   Ratio of Net Investment Income to
     Average Net Assets                                 0.74%*     0.96%     0.93%      0.97%       1.10%    1.15%
   Portfolio Turnover Rate                                73%*       81%       76%        73%         76%      84%
==================================================================================================================
*Annualized.

                                       17

NOTES TO FINANCIAL STATEMENTS
Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
         4. FUTURES CONTRACTS: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp and Franklin Portfolio Associates, LLC provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years, relative to an index of the equity holdings of the largest growth stock mutual funds.
         The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $258,000 for the six months ended June 30, 1999.

         For the six months ended June 30, 1999, the advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets before an increase of $90,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 1999, the fund had contributed capital of $609,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.
         Vanguard has asked the fund's investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended June 30, 1999, these arrangements reduced the fund's expenses by $239,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended June 30, 1999, the fund purchased $1,298,521,000 of investment securities and sold $1,311,037,000 of investment securities, other than temporary cash investments.

E. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,236,184,000, consisting of unrealized gains of $1,296,973,000 on securities that had risen in value since their purchase and $60,789,000 in unrealized losses on securities that had fallen in value since their purchase.
         At June 30, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                                 -------------------------------
                                                 AGGREGATE
                               NUMBER OF        SETTLEMENT        UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS         VALUE        APPRECIATION
--------------------------------------------------------------------------------
S&P 500                              430          $148,533            $6,265
S&P Midcap 400                       338            70,870             2,345
--------------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at June 30, 1999, was $21,121,000, for which the fund held cash collateral of $21,950,000. Cash collateral received is invested in repurchase agreements.

NOTICE TO SHAREHOLDERS ABOUT Y2K
As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH
Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.
         Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.
         On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO
We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.
         If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).
         Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                             TRUSTEES AND OFFICERS
JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The
Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson &
Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of
Economics, Princeton University; Director of
Prudential Insurance Co. of America, Banco Bilbao
Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer;  Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                        oldest balanced mutual fund
                         and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                          was incorporated by Mr.Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                whose forces defeated Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[SHIP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q262-08/17/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.